SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                Rule 14a-6(e) (2)
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or
                ss. 240.14a-12

                              PHOENIX-SENECA FUNDS
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in its Charter)
                               Pamela S. Sinofsky
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480

         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

         [X]    No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                1) Title of each class of securities to which transaction applies:
                2) Aggregate number of securities to which transaction applies:
                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                4)    Proposed maximum aggregate value of transaction:
                5)    Total fee paid: ___________

         [ ]    Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)    Amount Previously Paid:
                2)    Form, Schedule or Registration No.:
                3)    Filing Party:
                4)    Date Filed:

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS
                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                              -------------------



                                                                   July 28, 2000



Dear Shareholder:

     We are pleased to enclose the proxy statement for the September 14, 2000 special shareholders meeting of your Fund. Please take the time to read the proxy statement and cast your vote, because the changes are important to you as a shareholder.

     We are asking all shareholders to approve changes to your Fund's fundamental investment restrictions as part of our effort to integrate all of our mutual funds. We think this effort offers the opportunity for operational efficiencies that will benefit all shareholders. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Funds.

     In addition, Class B and Class C shareholders are being asked to approve new Rule 12b-1 Distribution Plans that are compensation type plans. Compensation type plans are more common in the industry and we believe will simplify administration and accounting functions.

     Your Board of Trustees believes that the proposed changes are in the best interests of the shareholders and has unanimously recommended that shareholders of your Fund vote for the changes described in the proxy statement and proxy. Should you have any questions, please feel free to call us at 1(800) 243-1574. We will be happy to answer any questions you may have.

     I URGE EACH SHAREHOLDER TO PROMPTLY MARK, SIGN AND RETURN THE ENCLOSED
PROXY.

Sincerely,




Gail P. Seneca
President

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS

                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                              -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 14, 2000

                              -------------------

To the Shareholders:

     Phoenix-Seneca Funds, a Delaware business trust (the "Trust"), will hold a special meeting of shareholders of Phoenix-Seneca Bond Fund (the "Bond Fund"), Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund (the "Mid-Cap Fund") and Phoenix-Seneca Real Estate Securities Fund (the "Real Estate Securities Fund"), (collectively, the "Funds," and each individually, a "Fund") at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301 on September 14, 2000 at 2:00 p.m., local time, for the following purposes:

FOR CONSIDERATION BY BOND FUND AND MID-CAP FUND SHAREHOLDERS ONLY:

     1. To amend the fundamental investment restriction regarding diversification.

FOR CONSIDERATION BY BOND FUND AND MID-CAP FUND SHAREHOLDERS ONLY:

     2. To amend the fundamental investment restriction regarding industry concentration.

FOR CONSIDERATION BY ALL SHAREHOLDERS:

     3. To amend the fundamental investment restriction for each of the Funds regarding borrowing.

     4. To amend the fundamental investment restriction for each of the Funds regarding the issuance of senior securities.

     5. To amend the fundamental investment restriction for each of the Funds regarding underwriting.

     6. To amend the fundamental investment restriction for each of the Funds regarding investing in real estate.

     7. To amend the fundamental investment restriction for each of the Funds regarding commodities.

     8. To amend the fundamental investment restriction for each of the Funds regarding lending.

     9. To eliminate the fundamental investment restriction for each of the Funds regarding the purchase of securities on margin.

FOR CONSIDERATION BY CLASS B SHAREHOLDERS ONLY:

     10. Approval of a new Rule 12b-1 Distribution Plan for Class B Shares, in the form attached to this Proxy Statement as Exhibit A;

FOR CONSIDERATION BY CLASS C SHAREHOLDERS ONLY:

     11. Approval of a new Rule 12b-1 Distribution Plan for Class C Shares, in the form attached to this Proxy Statement as Exhibit B; and

     12. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on July 17, 2000.

     Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of the following ways:

         o By telephone, with a toll-free call to the number listed on the enclosed proxy card and following the recorded instructions;

         o    By mail, with the enclosed proxy card and postage-paid envelope;
              or

         o    In person at the meeting.

     We encourage you to vote by telephone, using the control number that appears on your enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

                PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

                                        By Order of the Board of Trustees
                                        of Phoenix-Seneca Funds






                                        G. JEFFREY BOHNE
                                        Secretary

                            PHOENIX-SENECA BOND FUND
                     PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                EACH A SERIES OF
                              PHOENIX-SENECA FUNDS

                        909 MONTGOMERY STREET, SUITE 500
                         SAN FRANCISCO, CALIFORNIA 94133
                                1 (800) 243-1574
                              -------------------

                                 PROXY STATEMENT
                             MEETING OF SHAREHOLDERS
                              -------------------

     This proxy statement is being furnished in connection with the solicitation by the Board of Trustees of Phoenix-Seneca Funds (the "Trust") of proxies to be used at a meeting of the shareholders of Phoenix-Seneca Bond Fund (the "Bond Fund"), Phoenix-Seneca Mid-Cap "EDGE" (SM) Fund (the "Mid-Cap Fund") and Phoenix-Seneca Real Estate Securities Fund (the "Real Estate Securities Fund") (collectively, the "Funds," and each individually, a "Fund") and at any adjournment(s) thereof.

     The purpose of the meeting is to consider changes to the fundamental investment restrictions of each of the Funds and the adoption of new Rule 12b-1 Distribution Plans for Class B and Class C shares. The proposed changes will not change the Funds' investment objective or principal investment strategy.

     This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about July 25, 2000.

     The shareholders of each Fund will vote on the proposals as indicated in the table below:

                                                      BOND FUND                        REAL ESTATE
                PROPOSAL                             MID-CAP FUND                    SECURITIES FUND
     ----------------------------------- --------------------------------------  -----------------------
1.   To amend the fundamental
     investment restriction regarding                     X
     diversification.

2.   To amend the fundamental
     investment restriction regarding                     X
     industry concentration.

3.   To amend the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding borrowing.

4.   To amend the fundamental
     investment restriction for each of
     the Funds regarding the issuance of                  X                                  X
     senior securities.

5.   To amend the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding underwriting.

6.   To amend the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding investing in
     real estate.



                                                      BOND FUND                       REAL ESTATE
                PROPOSAL                             MID-CAP FUND                    SECURITIES FUND
     ----------------------------------- --------------------------------------  -----------------------

7.   To amend the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding commodities.

8.   To amend the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding lending.

9.   To eliminate the fundamental
     investment restriction for each of                   X                                  X
     the Funds regarding the purchase of
     securities on margin.

10.  To approve a new Rule 12b-1
     Distribution Plan for Class B                       Only                               Only
     Shares, in the form attached to                   Class B                            Class B
     this proxy statement as Exhibit A.              Shareholders                       Shareholders

11.  To approve a new Rule 12b-1
     Distribution Plan for Class C                       Only                               Only
     Shares, in the form attached to                   Class C                            Class C
     this proxy statement as Exhibit B.              Shareholders                       Shareholders


VOTING INFORMATION
     Shareholders of record of the Funds at the close of business on July 17, 2000 will be entitled to vote at the meeting or at any adjournments thereof. The following table shows as of the record date, the number of shares of each Fund and the votes represented by such shares as of the record date:

         FUND AND CLASS                           SHARES OUTSTANDING              VOTES REPRESENTED
         --------------                           ------------------              -----------------
         Bond Fund
         ---------
              Class A shares                           632,882.799                   6,341,485.646
              Class B shares                           254,331.401                   2,535,684.068
              Class C shares                           161,044.870                   1,607,227.803
              Class X shares                         3,730,426.076                  37,565,390.585
         Mid-Cap Fund
         ------------
              Class A shares                         1,213,081.999                  37,132,439.989
              Class B shares                           358,228.868                  10,746,866.040
              Class C shares                           431,249.958                  12,933,186.240
              Class X shares                           642,519.970                  19,937,394.669
         Real Estate Securities Fund
         ---------------------------
              Class A shares                           118,792.056                   1,281,766.284
              Class B shares                            24,406.546                     263,346.631
              Class C shares                            26,096.106                     281,316.023
              Class X shares                         1,406,832.110                  15,447,016.568


     Shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Shareholders of each Fund will vote separately on Proposals 1-9, with all classes of a Fund voting together. Only Class B shareholders of each fund will vote on Proposal 10 and only Class C shareholders will vote on Proposal 11. The holders of thirty-three and one-third percent of the outstanding shares of each Fund or class of each Fund entitled to vote shall constitute a quorum for the meeting. A quorum being present, the approval of each Proposal by a Fund or class of each Fund requires the vote of a majority of the outstanding eligible votes of that Fund or class as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (i) 67% or more of the eligible votes of the Fund or class present at the meeting if more than 50% of the eligible votes of the Fund or class are present in person or by proxy or
(ii) more than 50% of the eligible votes of the Fund or class. For purposes of this proxy statement, the 1940 Act includes rules and regulations of the SEC issued under that Act.

     For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposals to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist each Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals.

     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of one or more of the proposals have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each proposal, unless directed to vote AGAINST the proposal, in which case such shares will be voted against the proposed adjournment with respect to that proposal.

     The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original meeting.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to any one or more of the proposals, the shares will be voted in favor of a proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o   by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES
     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by Phoenix Investment Partners, Ltd. D.F. King and Co., Inc., a proxy solicitation firm, has been engaged by the Trust to act as solicitor and will receive fees estimated at $5,000, plus reimbursement of out-of-pocket expenses.

     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this proxy statement or attend the meeting in person.

SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of July 6, 2000 with respect to each person who beneficially owns 5% or more of any class of a Fund's equity securities.

                                                                                       VOTES
         NAME AND POSITION HELD                           CLASS                     REPRESENTED     PERCENT OF CLASS
         ----------------------                           -----                     -----------     ----------------
Gail P. Seneca, President and Trustee     Real Estate Securities Fund Class X        262,075.68            1.52%
                                          Shares

BT Alex Brown, Inc.                       Mid-Cap "EDGE"(SM) Fund Class X Shares   2,227,437.92           12.14%
FBO 761-00796-21
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.                       Real Estate Securities Fund Class X      1,143,684.19            6.64%
FBO 761-00939-11                          Shares
P. O. Box 1346
Baltimore, MD 21203-1346

BT Alex Brown, Inc.                       Real Estate Securities Fund Class X        951,677.70            5.52%
FBO 761-00591-10                          Shares
P. O. Box 1346
Baltimore, MD 21203-1346

Charles Schwab & Co., Inc.                Bond Fund Class X Shares                 3,905,392.86           10.54%
Reinvest Account                          Mid-Cap "EDGE"(SM)  Fund Class X Shares  1,240,912.74            6.77%
ATTN: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co., Inc.                Real Estate Securities Fund Class A        209,503.51           16.15%
Special Custody Acct. For the Exclusive   Shares
Benefit of Our Customers
ATTN: Mutual Fund Operations
101 Montgomery St.
San Francisco, CA  94104-4122

Donaldson Lufkin Jenrette                 Mid-Cap "EDGE"(SM) Fund Class B Shares     492,362.34            5.18%
Securities Corp., Inc.                    Real Estate Securities Fund Class B         20,923.79            7.88%
P. O. Box 2052                            Shares                                      38,718.40           14.22%
Jersey City, NJ 07303-2052                Real Estate Securities Fund Class C
                                          Shares

First National Bank of Onaga Cust.        Real Estate Securities Fund Class A        140,214.74           10.81%
FBO Darrell D. Vore IRA                   Shares
P.O. Box 420
301 Leonard St.
Onaga, KS  66521-420

First Republic Bank                       Mid-Cap "EDGE"(SM) Fund Class X Shares   1,117,191.88            6.09%
DBA First Republic Trust Co.              Real Estate Securities Fund Class X      9,531,095.16           55.30%
111 Pine Street                           Shares
San Francisco, CA 94111-5602

Leon L. Levy TTEE                         Bond Fund Class A Shares                   348,875.18            5.70%
Leon L. Levy & Assoc. PSP
FBO Leon L. Levy
The Bellevue
Broad Street at Walnut, 4th Fl.
Philadelphia, PA 19102

LPL Financial Services                    Real Estate Securities Fund Class B         42,544.37           16.02%
A/C 1090-8353                             Shares
9785 Town Centre Drive
San Diego, CA 92121-1968


                                                                                       VOTES
         NAME AND POSITION HELD                           CLASS                     REPRESENTED     PERCENT OF CLASS
         ----------------------                           -----                     -----------     ----------------
Susan R. Mintz                            Real Estate Securities Fund Class A        208,793.51           16.10%
3000 Saint Charles Avenue, Apt. 415       Shares
New Orleans, LA 70115-4473

MLPF&S for the Sole Benefit               Bond Fund Class A Shares                   919,221.42           15.03%
of its Customers                          Bond Fund Class C Shares                    96,284.94            6.12%
Attn: Fund Administration                 Mid-Cap "EDGE"(SM) Fund Class A Shares  11,467,774.77           34.40%
4800 Deer Lake Dr. E., 3rd Flr.           Mid-Cap "EDGE"(SM) Fund Class B Shares   4,275,876.50           45.02%
Jacksonville, FL 32246-6484               Mid-Cap "EDGE"(SM) Fund Class C Shares   5,750,897.99           49.45%

Lois Mossman                              Bond Fund Class C Shares                   127,131.86            8.08%
7025 Downing Drive
Knoxville, TN 37909-2502

NFSC FEBO #APW-777242                     Bond Fund Class C Shares                    93,040.67            5.92%
John S. Hinmon
Harriet H. Hinmon
P.O. Box 838
Edwards, CO  81632-0838

PaineWebber for the Benefit of            Bond Fund Class C Shares                   348,833.01           22.18%
Youth Tennis Foundation of
Northern California
1290 Howard Avenue, Ste. 333
Burlingame, CA 94010-4222

Phoenix Equity Planning Corp.             Bond Fund Class C Shares                   104,836.54            6.67%
ATTN:  Corporate Accounting Dept.         Real Estate Securities Fund Class B         93,837.91           35.32%
C/O Gene Charon, Controller               Shares                                      93,842.26           34.48%
100 Bright Meadow Blvd.                   Real Estate Securities Fund Class C
Enfield, CT  06082-1957                   Shares

Phoenix Home Life                         Bond Fund Class X Shares                16,258,346.94           43.88%
ATTN: Pam Levesque
56 Prospect St.
Hartford, CT 06103-2818

TTEES of Phoenix Savings & Investment     Mid-Cap "EDGE"(SM) Fund Class A Shares   2,774,827.86            8.32%
Plan
C/O Suzette Louro
100 Bright Meadow Blvd.
Enfield, CT 06083-1900

Prudential Securities Inc. FBO            Real Estate Securities Fund Class B         22,934.42            8.63%
Mr. John W. Masker, Jr.                   Shares
2772 E. Quail Avenue
Las Vegas, NV 89120-2443

Resources Trust Company TTEE              Real Estate Securities Fund Class C         41,784.66           15.35%
FBO Harvey H. Bohman IRA                  Shares
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE              Real Estate Securities Fund Class C         23,166.08            8.51%
FBO Fred O'Dell IRA                       Shares
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE              Real Estate Securities Fund Class C         18,949.39            6.96%
FBO Bertha Vasquez                        Shares
P. O. Box 5900
Denver, CO 80217-5900

Resources Trust Company TTEE              Real Estate Securities Fund Class C         15,561.80            5.72%
FBO Gail B. Nestlerode IRA                Shares
P. O. Box 5900
Denver, CO 80217-5900


                                       5


                                                                                       VOTES
         NAME AND POSITION HELD                           CLASS                     REPRESENTED     PERCENT OF CLASS
         ----------------------                           -----                     -----------     ----------------
State Street Bank & Trust Co.             Bond Fund Class A Shares                   343,897.36            5.62%
Custodian for the IRA Rollover of
Eugene J. Glaser
784 Park Ave. #15C
New York, NY  10021-3553

State Street Bank & Trust Co.             Bond Fund Class B Shares                   357,754.93           14.27%
Custodian for the IRA of
Harold C. Patterson
6298 Breckenridge Road
Lake Worth, FL  33467-6821

State Street Bank & Trust Co.             Real Estate Securities Fund Class A         76,543.78            5.90%
Custodian for the IRA of                  Shares
Nancy W. Silberman
270 Euclid Avenue
Winnetka, IL 60093-3605


     As of July 6, 2000, the Trustees and officers as a group owned 1.52% of the shares of the Real Estate Securities Fund Class X Shares, and less than 1% of any other class of any other Fund of the Trust.

     A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 BRIGHT MEADOW BOULEVARD, P.O. BOX 2200, ENFIELD, CONNECTICUT 06083-2200. SHAREHOLDERS MAY ALSO CALL PHOENIX EQUITY PLANNING CORPORATION TOLL-FREE AT (800) 243-4361.

REASONS FOR THE PROPOSED CHANGES IN FUNDAMENTAL INVESTMENT RESTRICTIONS (PROPOSALS 1-9)
     Proposals 1-9 contained in this proxy statement are among a series of proposed transactions in which mutual funds managed by Phoenix Investment Counsel, Inc. ("Phoenix") and its affiliates (the "Phoenix Funds") will, if not previously organized as a Delaware business trust, be reorganized as a Delaware business trust and then operate under common fundamental investment restrictions. Since the Trust already is a Delaware business trust, the changes contemplated by this proxy statement are limited to changes in the fundamental investment restrictions of the Funds. Because many of the Phoenix Funds began operations outside of the Phoenix organization, they have different fundamental investment restrictions. Phoenix believes that integrating all of the Phoenix Funds by adopting a single business form and domicile and standardized fundamental investment restrictions offers the opportunity for operational efficiencies that will benefit all shareholders.

     If all of Proposals 1-9 are approved, each of the Funds will have identical fundamental investment restrictions, except that the Real Estate Securities Fund, a non-diversified fund that concentrates in the real estate industry, will not be subject to the fundamental investment restrictions relating to diversification and industry concentration that apply to the other Funds. The proposed investment restrictions are expected to become generally standard for all of the Phoenix Funds. These proposed restrictions differ in certain respects from the existing fundamental investment restrictions as described in the proposals below. Phoenix believes that increased standardization of fundamental investment restrictions will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions. Phoenix does not presently anticipate that the use of different investment restrictions will have any material impact on the investment techniques employed by the Funds.

                                   PROPOSAL 1


             TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE
              BOND FUND AND MID-CAP FUND REGARDING DIVERSIFICATION

     The Board of Trustees has proposed that the shareholders of the Bond Fund and Mid-Cap Fund approve an amendment to the fundamental investment restriction regarding diversification. This proposal does not apply to the Real Estate Securities Fund because it is a "non-diversified" fund within the meaning of the 1940 Act. The current fundamental investment restriction regarding diversification applicable to each Fund, other than the Real Estate Securities Fund, provides that no Fund may:

     "As to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

     (1) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

     (2) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that a Fund may, subject to restrictions imposed by the 1940 Act and applicable state laws, invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

     If Proposal 1 is approved, this restriction will be replaced with the following fundamental investment restriction regarding diversification for the Bond Fund and Mid-Cap Fund:

         "A Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund."

     The new requirements clarify that the restriction does not apply to any investments by a Fund in other investment companies, including purchases which would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer. Phoenix believes there is no substantive change involved in this proposal.


                                   PROPOSAL 2


       TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR THE BOND FUND
               AND MID-CAP FUND REGARDING INDUSTRY CONCENTRATION

     The Board of Trustees has proposed that the shareholders of the Bond Fund and Mid-Cap Fund approve an amendment to the fundamental investment restriction regarding industry concentration. This proposal does not apply to the Real Estate Securities Fund because it concentrates its investments in the real estate industry. The current fundamental investment restriction regarding industry concentration applicable to each Fund, other than the Real Estate Securities Fund, provides that no Fund may:

     "Purchase the securities of issuers conducting their principal activity in a single industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment (except investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

     If Proposal 2 is approved, this restriction will be replaced with the following fundamental investment restriction regarding industry concentration for the Bond Fund and Mid-Cap Fund:

     "A Fund may not purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities)."

     Phoenix believes that there is no substantive change involved in this proposal. Phoenix does not believe that the reference to the ability to invest in other investment companies is relevant to a concentration policy. The ability of the Fund to invest in other investment companies is subject to limitations under the 1940 Act.


                                   PROPOSAL 3


                TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                    FOR EACH OF THE FUNDS REGARDING BORROWING

     The Board of Trustees has proposed that the shareholders of each Fund approve a new fundamental investment restriction regarding borrowing. The current fundamental investment restriction regarding borrowing states that no Fund may:

     "Borrow money, except that a Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls up to one-third of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to one-third of the value of its total assets to secure such borrowings. Each Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as the clearance of transactions and share redemptions. For purposes of this investment restriction, short sales, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase or sale of options, futures contracts, and options on futures contracts, securities or indices and collateral arrangements with respect thereto shall not constitute borrowing."

     If Proposal 3 is approved, this restriction will be replaced with the following fundamental investment restriction regarding borrowing and purchasing securities on margin:

     "A Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction,
     (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing."

     The proposed restriction is substantially similar to the current restriction except that the proposed restriction does not contain a limitation on the pledging of assets. The 1940 Act does not require a mutual fund to adopt a fundamental investment restriction regarding the pledging of assets. The proposed restriction is consistent with the limitations currently imposed on borrowing by mutual funds under the 1940 Act.


                                   PROPOSAL 4


        TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH OF THE
               FUNDS REGARDING THE ISSUANCE OF SENIOR SECURITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding the issuance of senior securities. The current fundamental investment restriction regarding senior securities provides that no Fund may:

     "Issue senior securities, except as otherwise permitted by the Fund's fundamental investment restrictions. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments and reverse repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of the Fund's fundamental investment restriction on borrowing, are not deemed to be senior securities."

     If Proposal 4 is approved, this restriction will be replaced with the following fundamental investment restriction:

     "A Fund may not issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction."

     The SEC through rulemaking and exemptive orders and the SEC staff through interpretations have previously permitted mutual funds to engage in certain practices and trading activities, subject to certain limitations, that could otherwise be viewed as senior securities, including the issuance of multiple classes of shares, futures and options transactions. The new restriction applicable to the Funds provides that the Funds will be allowed to engage in these activities to the extent permitted by the SEC or the SEC staff.


                                   PROPOSAL 5


            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH
                       OF THE FUNDS REGARDING UNDERWRITING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding underwriting. The current fundamental investment restriction regarding underwriting states that no Fund may:

     "Act as an underwriter with respect to the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the 1933 Act; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objectives, policies and restrictions as the Fund."

     If Proposal 5 is approved, this restriction will be replaced with the following fundamental investment restriction:

     "A Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law."

     Phoenix believes there is no substantive change involved in this proposal. The proposed investment restriction clarifies that a Fund would not violate the restriction if it was deemed an underwriter as a result of the sale of its portfolio securities under the 1933 Act or any other applicable law. Phoenix does not believe that the reference to the ability to invest in other investment companies is relevant to an underwriting policy.


                                   PROPOSAL 6


            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION FOR EACH
                 OF THE FUNDS REGARDING INVESTING IN REAL ESTATE

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding investing in real estate. The current fundamental investment restriction regarding investing in real estate states that no Fund may:

     "Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     If Proposal 6 is approved, this restriction will be replaced with the following fundamental investment restriction:

     "A Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     Phoenix believes there is no substantive change involved in this proposal.

                                   PROPOSAL 7


                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                   FOR EACH OF THE FUNDS REGARDING COMMODITIES

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding commodities. The current fundamental investment restriction regarding commodities provides that no Fund may:

     "Invest in commodities, except that the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts (including, foreign currency warrants, principal exchange rated linked securities, and performance indexed paper), forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, subject to other restrictions applicable to the Fund."

     If Proposal 7 is approved, this restriction would be replaced with the following fundamental investment restriction:

     "A Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities currencies and physical commodities)."

     The proposed restriction offers the Funds greater flexibility in that it permits investments generally in financial derivatives as opposed to a specific listing of permitted types of derivative investments. The proposed restriction permits the Funds to purchase and sell derivatives that have a value tied to the value of a financial index, financial instrument or other asset. These derivatives include, for example, options, futures contracts and options on futures contracts. While the use of derivatives can guard against potential risks, it can eliminate some opportunities for gains. The main risk with derivatives is that some types of derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Funds. Each Fund's ability to engage in futures contracts and options on futures is subject to applicable rules of the Commodity Futures Trading Commission ("CFTC"). Under current CFTC rules, a Fund would not be permitted to enter into a futures transaction if it would cause the aggregate amount of initial margin deposits and related option premiums for non-hedging purposes to exceed 5% of the value of its assets.


                                   PROPOSAL 8


                 TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION
                     FOR EACH OF THE FUNDS REGARDING LENDING

     The Board of Trustees has proposed that the shareholders of each Fund approve an amendment to the fundamental investment restriction regarding lending. The current fundamental investment restriction regarding lending states that no Fund may:

     "Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to one-third of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."

     If Proposal 8 is approved, this restriction will be replaced with the following fundamental investment restriction:

     "A Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies."

     Under the current restriction on lending, a Fund is permitted to lend its portfolio securities up to one-third of its total assets. The proposed lending restriction applicable to the Funds does not contain any percentage limitation. The staff of the SEC currently limits loans of portfolio securities to one-third of a mutual fund's assets, including any collateral received from the loan. If the SEC staff were to provide greater flexibility to mutual funds to engage in securities lending in the future, the Funds would be able to take advantage of that increased flexibility. The lending restriction applicable to a Fund would also permit each Fund to participate in an interfund lending program with other registered investment companies. The current restriction does not allow for interfund lending. Phoenix does not currently intend to establish an interfund lending program.


                                   PROPOSAL 9


            TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                      THE PURCHASE OF SECURITIES ON MARGIN

     The Board of Trustees has proposed that the shareholders of each Fund eliminate the fundamental investment restriction regarding the purchase of securities on margin. The current investment restriction provides that the Funds may not:

     "Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment of initial or variation margin in connection with options or futures contracts is not considered the purchase of securities on margin."

     If Proposal 9 is approved, the Trustees intend to eliminate this restriction. Phoenix believes this restriction was based on the requirements formerly imposed by state "blue sky" regulations as a condition to registration. These state law requirements are no longer applicable to mutual funds. Phoenix does not presently anticipate that the elimination of this fundamental investment restriction will have a material impact on the investment techniques employed by the funds.


                                   PROPOSAL 10


                          APPROVAL OF A NEW RULE 12B-1
                      DISTRIBUTION PLAN FOR CLASS B SHARES

            (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF CLASS B SHARES)


     On May 30, 2000, the Trust's Board of Trustees approved the adoption of a new Distribution Plan under Rule 12b-1 of the 1940 Act for Class B shares of the Trust (the "Proposed Class B Plan") subject to obtaining the approval of Class B shareholders of each series of the Trust. The purpose of the Proposed Class B Plan is to compensate and defray costs and expenses of Phoenix Equity Planning Corporation ("PEPCO"), the Trust's principal distributor, for distribution services related to selling Class B shares of the Trust, including payments to broker/dealers and other financial institutions for services rendered in connection with the sale and distribution of such shares ("Distribution Activities"), and to compensate and defray costs and expenses of PEPCO for Class B shareholder account servicing, assistance and maintenance ("Service Fees"). The Board of Trustees recommends approval of the Proposed Class B Plan.


     The Board of Trustees previously adopted a plan of distribution for the Trust's Class B shares (the "Existing Class B Plan"), which was approved by shareholders on or about July 1, 1998. Shareholders are being asked to approve the Proposed Class B Plan to effect a change from a reimbursement type plan to a compensation type plan. The Proposed Class B Plan does not change the maximum annual fee that may be paid to PEPCO under the Existing Class B Plan, although the possibility exists that expenses incurred by PEPCO and for which it is entitled to be reimbursed under the Existing Class B Plan could be less than the fee PEPCO will receive under the Proposed Class B Plan. The change to a compensation type plan is proposed to bring the Trust in line with industry practice. Moreover, a compensation plan is significantly more efficient to administer.

THE EXISTING CLASS B PLAN

     Under the Existing Class B Plan, the Trust pays PEPCO a Service Fee at the annual rate of .25% of the average daily net assets of Class B Shares and reimburses PEPCO for expenses incurred for Distribution Activities at an annual rate of up to .75% of the average daily net assets of Class B Shares. Amounts reimbursable under the

Existing Class B Plan that are not paid because they exceed the maximum fee payable thereunder are carried forward and may be recovered in future years by PEPCO from asset-based sales charges imposed on Class B shares, to the extent that such charges do not exceed .75 of 1% per annum of the average daily net assets of the Class B shares, and from contingent deferred sales charges received from certain redeeming shareholders, subject to the limitation of Rule 2830 of the NASD Conduct Rules (the "NASD Rules"). The NASD Rules place an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts (service fees) and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Pursuant to the NASD Rules, the aggregate deferred sales charges and asset-based sales charges on Class B shares of the Trust may not, subject to certain exclusions, exceed 6.25% of total gross sales of Class B shares.


     The Existing Class B Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the Class B shares of the Trust. In addition, all material amendments thereof must be approved by vote of a majority of the Trustees, including a majority of those Trustees who are not interested persons ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the plan. So long as the Existing Class B Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees will be committed to the discretion of the Rule 12b-1 Trustees. The Existing Class B Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding Class B shares of the Trust (as defined in the 1940 Act).

THE PROPOSED CLASS B PLAN

     Both the Existing Class B Plan and the Proposed Class B Plan require the Trust to pay PEPCO a Service Fee of .25 of 1% per annum of the average daily net assets of the Class B shares. However, the Proposed Class B Plan differs from the Existing Class B Plan in several respects; most importantly, it is a compensation type plan. Under the Existing Class B Plan, the Trust reimburses PEPCO for expenses actually incurred for Distribution Activities, up to a maximum of .75 of 1% per annum of the average daily net assets of the Class B shares. The Proposed Class B Plan authorizes the Trust to pay PEPCO the same maximum annual fee for Distribution Activities as compensation for its Distribution Activities, regardless of the expenses incurred by PEPCO for its Distribution Activities. Consequently, if PEPCO's expenses are less than its distribution and service fees, it will retain its full fees and realize a profit. However, if PEPCO's expenses exceed the distribution and service fees received under the Proposed Class B Plan, it will no longer carry forward such amounts for reimbursement in future years. Since inception of the Existing Class B Plan, the cumulative reimbursable expenses incurred thereunder by PEPCO have exceeded the amounts reimbursed by the Trust. As of September 30, 1999, the aggregate amount of distribution expenses incurred and not yet reimbursed by the Trust or recovered through contingent deferred sales charges was approximately $151,199. The Trust is not required to and will not pay PEPCO for the amount of unreimbursed expenses remaining at such time as the Existing Class B Plan is terminated or otherwise discontinued. For the fiscal year ended September 30, 1999, PEPCO received $121,864 from the Trust under the Existing Class B Plan, representing a total of 1% of the average daily net assets of the Class B shares. Since the maximum annual fee under the Existing Class B Plan is the same as under the Proposed Class B Plan, PEPCO would have received the same annual fee under the Proposed Class B Plan as it did under the Existing Class B Plan for the same period.

     One of the reasons it is appropriate to adopt the Proposed Class B Plan is that compensation type plans are far more common in the marketplace than reimbursement plans. According to an Abstract of Industry Data Regarding Distribution Plans presented by Trust management, approximately 93% of the 12b-1 plans reviewed (representing about 91% of the total universe of mutual funds) have compensation plans. Another significant benefit of compensation type plans, such as the Proposed Class B Plan, over a reimbursement type plan, such as the Existing Class B Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the distributor and attributed to the specific class of shares of a fund in order to qualify for reimbursement. Although the Proposed Class B Plan will continue to require quarterly reporting to the Board of Trustees of the amounts accrued and paid under the Plan and of the expenses actually borne by the distributor, there will be no need to match specific expenses to reimbursements and no carrying forward of such amounts, as under the Existing Class B Plan. Thus, the accounting for the Proposed Class B Plan would be simplified and the timing of when expenditures are to be made by the distributor would not be an issue. Currently, because the Existing Class B Plan is a reimbursement plan, the Distributor devotes significant internal resources to properly determine those expenses allocable to the Trust's Class B shares for reimbursement, the cost of which is borne by the Trust and other funds for which PEPCO serves as distributor. These considerations, combined with the fact that the cumulative expenses incurred by PEPCO for Distribution Activities have exceeded the amounts reimbursed by the Trust under the Existing Class B Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.

     In considering whether to approve the Proposed Class B Plan, the Trustees reviewed, among other things, the nature and scope of the services to be provided by PEPCO, the amount of expenditures under the Existing Class B Plan, including unreimbursed expenses from prior years, and comparative data with respect to distribution arrangements adopted by other investment companies. Based upon such review, the Trustees, including a majority of the 12b-1 Trustees, determined that there is a reasonable likelihood that the Proposed Class B Plan will benefit the Trust, each of its series and its Class B shareholders.


     If approved by Class B shareholders, the Proposed Class B Plan will continue in effect from year to year, provided such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees.


                                   PROPOSAL 11


                          APPROVAL OF A NEW RULE 12B-1
                      DISTRIBUTION PLAN FOR CLASS C SHARES

            (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF CLASS C SHARES)


     On May 30, 2000, the Trust's Board of Trustees approved the adoption of a new Distribution Plan under Rule 12b-1 of the 1940 Act for Class C shares of the Trust (the "Proposed Class C Plan") subject to obtaining the approval of Class C shareholders of each series of the Trust. The purpose of the Proposed Class C Plan is to compensate and defray costs and expenses of Phoenix Equity Planning Corporation ("PEPCO"), the Trust's principal distributor, for distribution services related to selling Class C shares of the Trust, including payments to broker/dealers and other financial institutions for services rendered in connection with the sale and distribution of such shares ("Distribution Activities"), and to compensate and defray costs and expenses of PEPCO for Class C shareholder account servicing, assistance and maintenance ("Service Fees"). The Board of Trustees recommends approval of the Proposed Class C Plan.


     The Board of Trustees previously adopted a plan of distribution for the Trust's Class C shares (the "Existing Class C Plan"), which was approved by shareholders on or about July 1, 1998. Shareholders are being asked to approve the Proposed Class C Plan to effect a change from a reimbursement type plan to a compensation type plan. The Proposed Class C Plan does not change the maximum annual fee that may be paid to PEPCO under the Existing Class C Plan, although the possibility exists that expenses incurred by PEPCO and for which it is entitled to be reimbursed under the Existing Class C Plan could be less than the fee PEPCO will receive under the Proposed Class C Plan. The change to a compensation type plan is proposed to bring the Trust in line with industry practice. Moreover, a compensation plan is significantly more efficient to administer.

THE EXISTING CLASS C PLAN

     Under the Existing Class C Plan, the Trust pays PEPCO a Service Fee at the annual rate of .25% of the average daily net assets of Class C Shares and reimburses PEPCO for expenses incurred for Distribution Activities at an annual rate of up to .75% of the average daily net assets of Class C Shares. Amounts reimbursable under the Existing Class C Plan that are not paid because they exceed the maximum fee payable thereunder are carried forward and may be recovered in future years by PEPCO from asset-based sales charges imposed on Class C shares, to the extent that such charges do not exceed .75 of 1% per annum of the average daily net assets of the Class C shares, and from contingent deferred sales charges received from certain redeeming shareholders, subject to the limitation of Rule 2830 of the NASD Conduct Rules (the "NASD Rules"). The NASD Rules place an annual limit of .25 of 1% on fees that may be imposed for the provision of personal service and/or the maintenance of shareholder accounts (service fees) and an annual limit of .75 of 1% on asset-based sales charges (as defined in the NASD Rules). Pursuant to the NASD Rules, the aggregate deferred sales charges and asset-based sales charges on Class C shares of the Trust may not, subject to certain exclusions, exceed 6.25% of total gross sales of Class C shares.


     The Existing Class C Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a majority of the holders of the Class C shares of the Trust. In addition, all material amendments thereof must be approved by vote of a majority of the Trustees, including a majority of those Trustees who are not interested persons ("Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the plan. So long as the Existing Class C Plan is in effect, the selection and nomination of the Rule 12b-1 Trustees will be committed to the discretion of the Rule 12b-1 Trustees. The Existing Class C Plan may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees or by the vote of a majority of the outstanding Class C shares of the Trust (as defined in the 1940 Act).

THE PROPOSED CLASS C PLAN

     Both the Existing Class C Plan and the Proposed Class C Plan require the Trust to pay PEPCO a Service Fee of .25 of 1% per annum of the average daily net assets of the Class C shares. However, the Proposed Class C Plan differs from the Existing Class C Plan in several respects; most importantly, it is a compensation type plan. Under the Existing Class C Plan, the Trust reimburses PEPCO for expenses actually incurred for Distribution Activities, up to a maximum of .75 of 1% per annum of the average daily net assets of the Class C shares. The Proposed Class C Plan authorizes the Trust to pay PEPCO the same maximum annual fee for Distribution Activities as compensation for its Distribution Activities, regardless of the expenses incurred by PEPCO for its Distribution Activities. Consequently, if PEPCO's expenses are less than its distribution and service fees, it will retain its full fees and realize a profit. However, if PEPCO's expenses exceed the distribution and service fees received under the Proposed Class C Plan, it will no longer carry forward such amounts for reimbursement in future years. Since inception of the Existing Class C Plan, the cumulative reimbursable expenses incurred thereunder by PEPCO have exceeded the amounts reimbursed by the Trust. As of September 30, 1999, the aggregate amount of distribution expenses incurred and not yet reimbursed by the Trust or recovered through contingent deferred sales charges was approximately $9,293. The Trust is not required to and will not pay PEPCO for the amount of unreimbursed expenses remaining at such time as the Existing Class C Plan is terminated or otherwise discontinued. For the fiscal year ended September 30, 1999, PEPCO received $19,789 from the Trust under the Existing Class C Plan, representing a total of 1% of the average daily net assets of the Class C shares. Since the maximum annual fee under the Existing Class C Plan is the same as under the Proposed Class C Plan, PEPCO would have received the same annual fee under the Proposed Class C Plan as it did under the Existing Class C Plan for the same period.

     One of the reasons it is appropriate to adopt the Proposed Class C Plan is that compensation type plans are far more common in the marketplace than reimbursement plans. According to an Abstract of Industry Data Regarding Distribution Plans presented by Trust management, approximately 93% of the 12b-1 plans reviewed (representing about 91% of the total universe of mutual funds) have compensation plans. Another significant benefit of compensation type plans, such as the Proposed Class C Plan, over a reimbursement type plan, such as the Existing Class C Plan, is the facilitation of administration and accounting. Under reimbursement plans, all expenses must be specifically accounted for by the distributor and attributed to the specific class of shares of a fund in order to qualify for reimbursement. Although the Proposed Class C Plan will continue to require quarterly reporting to the Board of Trustees of the amounts accrued and paid under the Plan and of the expenses actually borne by the distributor, there will be no need to match specific expenses to reimbursements and no carrying forward of such amounts, as under the Existing Class C Plan. Thus, the accounting for the Proposed Class C Plan would be simplified and the timing of when expenditures are to be made by the distributor would not be an issue. Currently, because the Existing Class C Plan is a reimbursement plan, the Distributor devotes significant internal resources to properly determine those expenses allocable to the Trust's Class C shares for reimbursement, the cost of which is borne by the Trust and other funds for which PEPCO serves as distributor. These considerations, combined with the fact that the cumulative expenses incurred by PEPCO for Distribution Activities have exceeded the amounts reimbursed by the Trust under the Existing Class C Plan, suggest that the costs and efforts associated with a reimbursement plan are unwarranted.


     In considering whether to approve the Proposed Class C Plan, the Trustees reviewed, among other things, the nature and scope of the services to be provided by PEPCO, the amount of expenditures under the Existing Class C Plan, including unreimbursed expenses from prior years, and comparative data with respect to distribution arrangements adopted by other investment companies. Based upon such review, the Trustees, including a majority of the 12b-1 Trustees, determined that there is a reasonable likelihood that the Proposed Class C Plan will benefit the Trust and its Class C shareholders.

     If approved by Class C shareholders, the Proposed Class C Plan will continue in effect from year to year, provided such continuance is approved at least annually by a vote of a majority of the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

ADVISOR, SUBADVISER, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
     Phoenix Investment Counsel, Inc. 56 Prospect Street, Hartford, Connecticut 06115-0480 is the investment adviser to each of the Funds. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is the investment subadviser to each of the Funds. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2000, serves as the Trust's underwriter and as the Trust's financial agent.

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

     The Trust is not required and does not intend to hold annual meetings of shareholders. The next meeting of shareholders will be held at such time as may be determined by the Trustees or legally required. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust at its principal executive offices within a reasonable time before the solicitation for such meeting is made and must satisfy all other legal requirements.

                                                                       EXHIBIT A

                                 CLASS B SHARES
                          RULE 12B-1 DISTRIBUTION PLAN


     This distribution plan (the "Rule 12b-1 Distribution Plan" or the "Plan") has been adopted by the Class B shareholders of Phoenix-Seneca Funds (the "Trust"), a Delaware business trust, on _________________, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").


                                 W H E R E A S:

     The Trust is an open-end management investment company and is registered as such under the Act. The Trust at present has three series which are currently being offered, and the Board of Trustees may establish and offer additional series in the future. Each series has a multi-class distribution system that allows each series to offer investors the option of purchasing shares of separate share classes. This Plan governs only the Class B Shares of each series of the Trust. The Trust may, from time to time, distribute shares of any class of any series through a contractual arrangement (the "Distribution Agreement") with a principal distributor for such class of shares of such series duly qualified to act on behalf of the Trust in such capacity (any such principal distributor, the "Principal Distributor"), it being understood that the Trust may change the Principal Distributor for any class of shares of any series from time to time. The Board of Trustees, including a majority of the Qualified Trustees (as defined in paragraph 5 herein), has determined to adopt the Plan. In voting to approve the Plan, the Trustees have determined, in the exercise of their reasonable business judgment and in light of their fiduciary duty, that there is a reasonable likelihood that this Plan will benefit the Class B Shares of each respective series of the Trust with respect to which this Plan will be effective and its shareholders.

     NOW, THEREFORE, in consideration of the foregoing, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

     1. The Trust shall pay to each Principal Distributor of Class B Shares of any series its "Allocable Portion," as hereinafter defined, of the distribution fee allowable under the Rules of Conduct of NASD Regulation, Inc. (the "Rules of Conduct") in respect of such Class of Shares of such series, consisting of a distribution fee at the rate of three quarters of one percent (0.75%) per annum of the average daily net asset value of such Class of Shares (the "Distribution Fee") and a service fee at a rate of one quarter of one percent (0.25%) of the average daily net asset value of such Class of Shares of such series of the Trust. For purposes of applying the limitation set forth in the Rules of Conduct on the maximum amount of the Distribution Fee payable in respect of the Class B Shares of any series, the Trust hereby elects to add to six and one quarter percent (6.25%) of the issue price of the Class B Shares, or such other percentage as may be proscribed in such Rules of Conduct, interest thereon at the rate of prime plus one percent per annum. A contingent deferred sales charge ("CDSC") also shall be payable by the holders of Class B Shares in the case of early redemption of such Class B Shares.

     2. The amounts set forth in paragraph 1 of this Plan shall be paid for the Principal Distributor's services and expenses as distributor of the Class B Shares of the Trust and may be spent by the Principal Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Principal Distributor or of other broker-dealers who engage in or support distribution of shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

     3. Any Distribution Agreement in respect of Class B Shares of any series may provide that: (I) the Principal Distributor in respect of such Distribution Agreement will be deemed to have fully earned its Allocable Portion of the Distribution Fee payable in respect of Class B Shares of such series upon the sale of each "Initial Issue Commission Share" (as hereinafter defined) of such series taken into account in determining such Principal Distributor's Allocable Portion of such Distribution Fee; (II) except as provided in (III) below, the Trust's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares of such series shall be absolute and unconditional and shall not be subject to dispute, offset, counterclaim or any defense whatsoever (it being understood that such provision is not a waiver of the Trust's right to pursue such Principal Distributor and enforce such claims against the assets of such Principal Distributor other than its right to the Distribution Fees and CDSCs in respect of the Class B Shares of such series); (III) the Trust's obligation to pay such Principal Distributor its Allocable Portion of the Distribution Fee payable in respect of the Class B Shares of such series shall not be terminated or modified except to the extent required by a change in the Act or the Rules of Conduct enacted or promulgated after June 1, 2000 (a "Change-in-Applicable-Law"), or in connection with a "Complete Termination" (as hereinafter defined) of this Plan in respect of the Class B Shares of such series; (IV) the Trust will not waive or change any CDSC in respect of the Class B Shares of such series, except as provided in the Trust's Prospectus or statement of additional information without the consent of the Principal Distributor (or its assigns); (V) except to the extent required by a Change-in-Applicable-Law, neither the termination of such Principal Distributor's role as principal distributor of the Class B Shares of such series, nor the termination of such Distribution Agreement nor the termination of this Plan will terminate such Principal Distributor's right to its Allocable Portion of the CDSCs in respect of Class B Shares of such series sold prior to such termination; (VI) except as provided in the Trust's Prospectus and statement of additional information, until such Principal Distributor has been paid its Allocable Portion of the Distribution Fees in respect of the Class B Shares of such series, the Trust will not adopt a plan of liquidation in respect of such series without the consent of such Principal Distributor (or its assigns); and (VII) such Principal Distributor may sell and assign its rights to its Allocable Portion of the Distribution Fees and CDSCs (but not such Principal Distributor's obligations to the Trust under the Distribution Agreement) to raise funds to make the expenditures related to the distribution of Class B Shares of such series and in connection therewith, upon receipt of notice of such sale and assignment, the Trust shall pay to the purchaser or assignee such portion of the Principal Distributor's Allocable Portion of the Distribution Fees in respect of the Class B Shares of such series so sold or assigned. For purposes of this Plan, the term "Allocable Portion" means, in respect of Distribution Fees payable in respect of the Class B Shares of any series as applied to any Principal Distributor, the portion of such Distribution Fees and CDSCs allocated to such Principal Distributor in accordance with the Allocation Schedule (as hereinafter defined). For purposes of this Plan, the term "Complete Termination" of this Plan means, in respect of any series, a termination of this Plan involving the cessation of payments of Distribution Fees hereunder in respect of Class B Shares of such series and the cessation of payments of distribution fees pursuant to every other rule 12b-1 plan of the Trust in respect of such series for every future class of shares which, in the good faith determination of the Board of Trustees of the Trust, has substantially similar economic characteristics to the Class B Shares taking into account the total sales charge, contingent deferred sales charge and other similar charges, it being understood that the existing Class A Shares and the existing Class C Shares do not have substantially similar economic characteristics to the Class B Shares. For purposes of this Plan, the term "Allocation Schedule" means, in respect of the Class B Shares of any series, a schedule which shall be approved in the same manner as this Plan as contemplated by Section 5 hereof for assigning to each Principal Distributor of Class B Shares of such series the portion of the total Distribution Fees payable by the Trust in respect of the Class B Shares of such series which has been earned by such Principal Distributor, which shall be attached to and become a part of any Distribution Agreement in respect of Class B Shares. For purposes of clause (I) of the first sentence of this Section 3, the term "Initial Issue Commission Share" shall mean, in respect of any series, a Class B Share which is a Commission Share issued by such series under circumstances other than in connection with a permitted free exchange with another fund. For purposes of the foregoing definition a "Commission Share" shall mean, in respect of any series, each Class B Share of such series which is issued under circumstances which would normally give rise to an obligation of the holder of such Class B Share to pay a CDSC upon redemption of such Share, including, without limitation, any Class B Share of such Fund issued in connection with a permitted free exchange, and any such Class B Share shall not cease to be a Commission Share prior to the redemption (including a redemption in connection with a permitted free exchange) or conversion even though the obligation to pay the CDSC shall have expired or conditions for thereof still exist.

     4. This Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of Class B Shares of the Series. With respect to the submission of this Plan for such a vote, it shall have been effectively approved with respect to Class B Shares of any series if a majority of the outstanding voting securities of Class B Shares of that series votes for the approval of this Plan, notwithstanding that: (1) this Plan has not been approved by a majority of the outstanding voting securities of Class B Shares of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of Class B Shares of the Trust.

     5. This Plan shall become effective with respect to the Class B Shares of a series upon approval, together with any related agreements, by a majority vote of both (i) the Board of Trustees and (ii) those Trustees who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     6. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 5 herein.

     7. In each year that this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall prepare and furnish to the Board and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under this Plan and purposes for which such expenditures were made.

     8. This Plan may be terminated at any time with respect to the Class B Shares of any series by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities of Class B Shares of that series. This Plan may remain in effect with respect to the Class B Shares of a series even if it has been terminated in accordance with this paragraph with respect to one or more other series of the Trust.

     9. This Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 herein unless such amendment is approved by a majority (as defined in the Act) of the outstanding voting securities of Class B Shares and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 5 herein.

     10. While this Plan shall be in effect, the selection and nomination of Trustees who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

     The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 7 herein, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

     Notice is hereby given that this Plan is adopted on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Plan are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is hereby given that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.

                                                                       EXHIBIT B

                                 CLASS C SHARES
                          RULE 12B-1 DISTRIBUTION PLAN

     This distribution plan (the "Rule 12b-1 Distribution Plan" or the "Plan") has been adopted by the Class C shareholders of Phoenix-Seneca Funds (the "Trust"), a Delaware business trust, on _________________, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act").

                                 W H E R E A S:

     The Trust is an open-end management investment company and is registered as such under the Act. The Trust, at present, has three series which are currently being offered, and the Board of Trustees may establish and offer additional series in the future. Each series has a multi-class distribution system that allows each series to offer investors the option of purchasing shares of separate share classes. This Plan governs only the Class C Shares of each series of the Trust. The Trust may, from time to time, distribute shares of any class of any series through a contractual arrangement (the "Distribution Agreement") with a principal distributor for such class of shares of such series duly qualified to act on behalf of the Trust in such capacity (any such principal distributor, the "Principal Distributor"), it being understood that the Trust may change the Principal Distributor for any class of shares of any series from time to time. The Board of Trustees, including a majority of the Qualified Trustees (as defined in paragraph 4 herein), has determined to adopt the Plan. In voting to approve the Plan, the Trustees have determined, in the exercise of their reasonable business judgment and in light of their fiduciary duty, that there is a reasonable likelihood that this Plan will benefit the Class C Shares of each respective series the Trust with respect to which this Plan will be effective and its shareholders.

     NOW, THEREFORE, in consideration of the foregoing, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

     1. The Trust shall pay to each Principal Distributor of Class C Shares of any series a distribution fee at the rate of three quarters of one percent (0.75%) per annum of the average daily net asset value of such Class of Shares of such series (the "Distribution Fee") and a service fee at a rate of one quarter of one percent (0.25%) of the average daily net asset value of such Class of Shares of such series of the Trust. The fee is paid to financial services firms including National Association of Securities Dealers, Inc. ("NASD") member firms for continuous personal service by such firms to investors in such Class C Shares.

     2. The amounts set forth in paragraph 1 of this Plan shall be paid for the Principal Distributor's services and expenses as distributor of the Class C Shares of the Trust and may be spent by the Principal Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Principal Distributor or of other broker-dealers who engage in or support distribution of shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

     3. This Plan shall not take effect until it has been approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of Class C Shares of the Series. With respect to the submission of this Plan for such a vote, it shall have been effectively approved with respect to Class C Shares of any series if a majority of the outstanding voting securities of Class C Shares of that series votes for the approval of this Plan, notwithstanding that: (1) this Plan has not been approved by a majority of the outstanding voting securities of Class C Shares of any other series, or (2) the matter has not been approved by a majority of the outstanding voting securities of Class C Shares of the Trust.

     4. This Plan shall become effective with respect to the Class C Shares of a series upon approval, together with any related agreements, by a majority vote of both (i) the Board of Directors and (ii) those Directors who are not "interested persons" of the Trust (as defined in the Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on this Plan and such related agreements.

     5. This Plan shall continue in effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 4 herein.

     6. In each year that this Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall prepare and furnish to the Board and the

Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under this Plan and purposes for which such expenditures were made.

     7. This Plan may be terminated at any time with respect to the Class C Shares of any series by a majority vote of the Qualified Directors or by vote of a majority of the outstanding voting securities of Class C Shares of that series.

     8. This Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 herein unless such amendment is approved by a majority (as defined in the Act) of the outstanding voting securities of Class C Shares of any series and no material amendment to this Plan shall be made unless approved in the manner provided in paragraph 4 herein.

     9. While this Plan shall be in effect, the selection and nomination of Directors who are not interested persons of the Trust (as defined in the Act) shall be committed to the discretion of the Directors then in office who are not interested persons of the Trust.

     The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 6 herein, for a period of not less than six years from the date of this Plan, or the agreements or such report, as the case may be, the first two years in an easily accessible place.

     Notice is hereby given that this Plan is adopted on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Plan are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. Notice is hereby given that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust shall be enforceable against the assets of such series only, and not against the assets of the Trust generally.


      THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND
              THAT THE SHAREHOLDERS APPROVE EACH OF THE PROPOSALS.

ADVISOR, SUBADVISOR, PRINCIPAL UNDERWRITER AND ADMINISTRATOR
     Phoenix Investment Counsel, Inc. 56 Prospect Street, Hartford, Connecticut 06115-0480 is the investment adviser to each of the Funds. Seneca Capital Management LLC, 909 Montgomery Street, San Francisco, California 94133 is the investment subadviser to each of the Funds. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2000, serves as the Trust's underwriter and as the Trust's financial agent.

OTHER BUSINESS
     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the proxies will vote thereon according to their best judgment in the interests of the Funds and the shareholders of the Funds.

PXP468

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                               September 14, 2000
                            PHOENIX-SENECA BOND FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Seneca Bond Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA BOND FUND

1.     To amend the fundamental restriction regarding      For               Against          Abstain
       diversification.                                    [  ]              [  ]             [  ]

2.     To amend the fundamental restriction regarding      For               Against          Abstain
       concentration.                                      [  ]              [  ]             [  ]

3.     To amend the fundamental restriction regarding      For               Against          Abstain
       borrowing.                                          [  ]              [  ]             [  ]

4.     To amend the fundamental restriction regarding      For               Against          Abstain
       senior securities.                                  [  ]              [  ]             [  ]

5.     To amend the fundamental restriction regarding      For               Against          Abstain
       underwriting.                                       [  ]              [  ]             [  ]

6.     To amend the fundamental restriction regarding      For               Against          Abstain
       investing in real estate.                           [  ]              [  ]             [  ]

7.     To amend the fundamental restriction regarding      For               Against          Abstain
       commodities.                                        [  ]              [  ]             [  ]

8.     To amend the fundamental restriction regarding      For               Against          Abstain
       lending.                                            [  ]              [  ]             [  ]

9.     To eliminate the fundamental restriction            For               Against          Abstain
       regarding the purchase of securities on margin.     [  ]              [  ]             [  ]

CLASS B SHAREHOLDERS
10.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class B Shares.                                     [  ]              [  ]             [  ]

CLASS C SHAREHOLDERS
11.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class C Shares.                                     [  ]              [  ]             [  ]

      TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING
      OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                                    Date

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                    PHOENIX-SENECA MID-CAP "EDGE" (SM) FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Mid-Cap "EDGE" (SM) Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA MID-CAP "EDGE"(SM) FUND

1.     To amend the fundamental restriction regarding      For               Against          Abstain
       diversification.                                    [  ]              [  ]             [  ]

2.     To amend the fundamental restriction regarding      For               Against          Abstain
       concentration.                                      [  ]              [  ]             [  ]

3.     To amend the fundamental restriction regarding      For               Against          Abstain
       borrowing.                                          [  ]              [  ]             [  ]

4.     To amend the fundamental restriction regarding      For               Against          Abstain
       senior securities.                                  [  ]              [  ]             [  ]

5.     To amend the fundamental restriction regarding      For               Against          Abstain
       underwriting.                                       [  ]              [  ]             [  ]

6.     To amend the fundamental restriction regarding      For               Against          Abstain
       investing in real estate.                           [  ]              [  ]             [  ]

7.     To amend the fundamental restriction regarding      For               Against          Abstain
       commodities.                                        [  ]              [  ]             [  ]

8.     To amend the fundamental restriction regarding      For               Against          Abstain
       lending.                                            [  ]              [  ]             [  ]

9.     To eliminate the fundamental restriction            For               Against          Abstain
       regarding the purchase of securities on margin.     [  ]              [  ]             [  ]

CLASS B SHAREHOLDERS
10.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class B Shares.                                     [  ]              [  ]             [  ]

CLASS C SHAREHOLDERS
11.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class C Shares.                                     [  ]              [  ]             [  ]

      TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                                    Date

                              PHOENIX-SENECA FUNDS
                        909 Montgomery Street, Suite 500
                         San Francisco, California 94133

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 2000

                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND

                                      PROXY

         The undersigned shareholder of Phoenix-Real Estate Securities Fund (the "Fund"), a series of Phoenix-Seneca Funds (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes Gail P. Seneca and Pamela S. Sinofsky, and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on September 14, 2000 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

         To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will avoid the costs associated with further solicitation.

         This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                 TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE
                          "FOR" EACH OF THE PROPOSALS

                                                                 ACCOUNT NUMBER:
                                                                         SHARES:
                                                                    CONTROL NO.:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

                       KEEP THIS PORTION FOR YOUR RECORDS
                       DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VOTE ON PROPOSALS FOR PHOENIX-SENECA REAL ESTATE SECURITIES FUND

1.     (Not applicable to this Fund)

2.     (Not applicable to this Fund)

3.     To amend the fundamental restriction regarding      For               Against          Abstain
       borrowing.                                          [  ]              [  ]             [  ]

4.     To amend the fundamental restriction regarding      For               Against          Abstain
       senior securities.                                  [  ]              [  ]             [  ]

5.     To amend the fundamental restriction regarding      For               Against          Abstain
       underwriting.                                       [  ]              [  ]             [  ]

6.     To amend the fundamental restriction regarding      For               Against          Abstain
       investing in real estate.                           [  ]              [  ]             [  ]

7.     To amend the fundamental restriction regarding      For               Against          Abstain
       commodities.                                        [  ]              [  ]             [  ]

8.     To amend the fundamental restriction regarding      For               Against          Abstain
       lending.                                            [  ]              [  ]             [  ]

9.     To eliminate the fundamental restriction            For               Against          Abstain
       regarding the purchase of securities on margin.     [  ]              [  ]             [  ]

CLASS B SHAREHOLDERS
10.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class B Shares.                                     [  ]              [  ]             [  ]

CLASS C SHAREHOLDERS
11.    To approve a new Rule 12b-1 Distribution Plan for   For               Against          Abstain
       Class C Shares.                                     [  ]              [  ]             [  ]


      TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER(S). WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER(S) AT ANY TIME PRIOR TO THE SPECIAL MEETING OF THE SHAREHOLDERS.

-------------------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)                                          Date
-------------------------------------------------------------------
Signature (Joint Owners)                                                    Date